UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 6, 2006
                               -------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-45241                22-3542636
          --------                      ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                ----------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

         On September 6, 2006, the Registrant announced that it has received approval from an Independent Review Board (IRB) to initiate a Phase II clinical trial of its abuse resistant drug product, ELI-216. An IRB approval is necessary before a clinical trial can commence. A copy of the press release is attached hereto as exhibit 99.1.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       a)   Not applicable.

       b)   Not applicable.

       c)   Exhibits

            99.1.   Press Release, dated September 6, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 6, 2006


                                              ELITE PHARMACEUTICALS, INC.


                                              By: /s/ Bernard Berk
                                                  ----------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer